April 13, 2007


Ms. Maureen Bauer
Staff Accountant, Division of Corporation Finance
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      Aftersoft Group, Inc.
         Amendment No. 6 to Form 8-K

Dear Ms. Bauer:

As requested in your comment letter dated April 3, 2006 regarding Aftersoft Group, Inc.'s (the "Company") Amendment No. 5 to Item 4.02 Form 8-K filed March 17, 2006, we are providing the following supplemental explanations to the response letter to the Commission dated April 13, 2007 prepared by L. Stephen Albright, Esq. ("the Response Letter").

First of all, please note that our firm changed its legal name from "Corbin & Company, LLP" to "KMJ Corbin & Company LLP," which was approved by the Public Company Accounting Oversight Board ("PCAOB") in March 2007.

Regarding comment No. 1, based on numerous discussions with Company management, we agree with the disclosure in the Response Letter relating to the reasons for the premature filing of the financial statements in the Form 8-K on December 30, 2005. We also agree with the disclosure relating to "the independence issue" as it relates to our firm and how "the independence issue" caused a delay in the Company's closing of its books in anticipation of the audits performed by us.

We agree with the response to comment No. 2 as contained in the Response Letter that the Company did not restate its final June 30, 2005 and 2004 audited financial statements or its final September 30, 2005 and 2004 unaudited interim statements that were first filed by the Company in an amended 8-K filing dated February 1, 2006. Therefore, we did not refer to any restatements in our report.

Regarding comment No. 3, as disclosed in the Response Letter, we never intended to rely on the work of other auditors in our June 30, 2005 and 2004 audits of the Company. The erroneous "Report of Independent Registered Accounting Firm" included in the December 30, 2005 Form 8-K filing was not drafted by us, and, as previously reported to the Commission in various amended 8-K filings, was not issued by us for inclusion in the 8-K filing at that time. This erroneous inclusion is what caused us to communicate to the Company in the first place via e-mail on December 30, 2005 that the report included in the December 30, 2005 Form 8-K was not included with our permission.

Ms.  Maureen Bauer
April 13, 2007
Page 2

In accordance with the standards of the PCAOB (United States), we performed sufficient audit work at the various locations of the Company to not require placing reliance on the work of other auditors for the audits of the Company at June 30, 2005 and for each of the years in the two-year period then ended, as indicated in our report dated January 27, 2006.

As discussed in the Response Letter to comments No. 4 and 5, we further supplementally confirm to the Commission that we determined Hart Shaw to be independent of Aftersoft for PCAOB purposes for the periods presented where we used the staff of Hart Shaw to perform certain PCAOB audit procedures as part of the Aftersoft audits.

Please feel free to contact Kendall Merkley, managing partner, if you need additional information related to this matter.

Sincerely,


/s/ KMJ Corbin & Company LLP
--------------------------------
KMJ Corbin & Company LLP
(formerly Corbin & Company, LLP)
Irvine, California